SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

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     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): JANUARY 14, 1997



                              STARBASE CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



              DELAWARE                    0-25612              33-0567363
    (State or Other Jurisdiction      (Commission File      (I.R.S. Employer
          of Incorporation)               Number)          Identification No.)


      18872 MACARTHUR BOULEVARD
          IRVINE, CALIFORNIA                                     92612
(Address of Principal Executive Offices)                      (Zip Code)


                                 (714) 442-4400
              (Registrant's telephone number, including area code)


This Current Report on Form 8-K is filed by StarBase Corporation, a Delaware corporation (the "Company"), in connection with the matters described herein.


ITEM 5.      OTHER EVENTS

      On January 14, 1997, StarBase Corporation announced the resignation of certain directors and officers of the Company effective January 11, 1997: Mr. Alan M. Davis, President and CEO; Mr. Robert W. Leimena, Chief Financial Officer; Roger C. Ferguson, Director; Gary Gratny, Director; and Michael Lyons, Director.

      Mr. Donald R. Farrow, the Company's Vice President of Sales and Marketing has been named President and will assume all responsibilities for the Company's day-to-day operations. Daniel Ginns, Chairman and CEO of Datametrics Corporation, has joined the StarBase Board. William R. Stow III will remain as Chairman of the Board.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c)  EXHIBITS.

99.1     Press release dated January 14, 1997.



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:         January 27, 1997                  STARBASE CORPORATION
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                                            By: /S/ DONALD R. FARROW
                                                ------------------------
                                                 Donald R. Farrow,
                                                 President


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                                  EXHIBIT INDEX


         Exhibit
           NO.                                                  PAGE
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           99.1  Press release dated January 14, 1997.            5



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